UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2004

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113636 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2004-HE8 Asset-Backed Certificates, Series 2004-HE8, which was made on December 27, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.05 of the Pooling and Servicing Agreement for the distribution on December 27, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 29, 2004
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Administrator:
Peter Sablich 312.904.8162
peter.sablich@abnamro.com
Analyst:
Julie Kang 714.259.6208
julie.kang@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-5
Page 6-10

Page 15-19
Page 20-24
Page 25-29

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS004HE8
BS004HE8_200412_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Sep-04
25-Oct-04
25-Sep-34
Parties to The Transaction
Depositor: Bear Stearns & Co. Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's Ratings Services/Moody's Investors Service, Inc./Fitch, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.323351%
2.180000%
2.417500%
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE8
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
346
REMIC II
Statement Date:
ABN AMRO Acct: 722071.3
955.647625124
38.562184913
0.000000000
917.085440211
2.106672111
2.797500000%
0.00
0.00
0.000000000
2.56000000%
0.000000000
073879HD3
A
265,736,000.00
253,949,977.31
10,247,360.77
0.00
243,702,616.54
559,818.62
1000.000000000
0.000000000
0.000000000
1000.000000000
2.436944362
3.067500000%
0.00
0.00
0.000000000
2.83000000%
0.000000000
073879HE1
M-1
20,274,000.00
20,274,000.00
0.00
0.00
20,274,000.00
49,406.61
1000.000000000
0.000000000
0.000000000
1000.000000000
2.910555335
3.617500000%
0.00
0.00
0.000000000
3.38000000%
0.000000000
073879HF8
M-2
17,593,000.00
17,593,000.00
0.00
0.00
17,593,000.00
51,205.40
1000.000000000
0.000000000
0.000000000
1000.000000000
3.082777557
3.817500000%
0.00
0.00
0.000000000
3.58000000%
0.000000000
073879HG6
M-3
5,026,000.00
5,026,000.00
0.00
0.00
5,026,000.00
15,494.04
1000.000000000
0.000000000
0.000000000
1000.000000000
3.384167555
4.167500000%
0.00
0.00
0.000000000
3.93000000%
0.000000000
073879HH4
M-4
4,691,000.00
4,691,000.00
0.00
0.00
4,691,000.00
15,875.13
1000.000000000
0.000000000
0.000000000
1000.000000000
3.513332538
4.317500000%
0.00
0.00
0.000000000
4.08000000%
0.000000000
073879HJ0
M-5
4,189,000.00
4,189,000.00
0.00
0.00
4,189,000.00
14,717.35
1000.000000000
0.000000000
0.000000000
1000.000000000
4.891109551
5.917500000%
0.00
0.00
0.000000000
5.68000000%
0.000000000
073879HK7
M-6
2,848,000.00
2,848,000.00
0.00
0.00
2,848,000.00
13,929.88
1000.000000000
0.000000000
0.000000000
1000.000000000
5.321667288
6.417500000%
0.00
0.00
0.000000000
6.18000000%
0.000000000
073879HL5
M-7A
2,681,000.00
2,681,000.00
0.00
0.00
2,681,000.00
14,267.39
1000.000000000
0.000000000
0.000000000
1000.000000000
5.321667288
6.417500000%
0.00
0.00
0.000000000
6.18000000%
0.000000000
073879HW1
M-7B
2,681,000.00
2,681,000.00
0.00
0.00
2,681,000.00
14,267.39
1000.000000000
0.000000000
0.000000000
1000.000000000
115.950831606
0.00
1,087,979.20
115.950831606
N/A
0.000000000
CE
9,383,108.21
9,383,108.21
0.00
0.00
9,383,108.21
1,087,979.20
1000.000000000
0.000000000
0.000000000
1000.000000000
1625136.200000000
0.00
162,513.62
1625136.200000000
N/A
0.000000000
P
100.00
100.00
0.00
0.00
100.00
162,513.62
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879HP6
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879HQ4
R-II
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSS360
R-III
0.00
0.00
0.00
0.00
0.00
0.00
23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.323351%
2.180000%
2.417500%
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE8
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
346
REMIC II
Statement Date:
ABN AMRO Acct: 722071.3
Total P&I Payment
0.00
1,250,492.82
335,102,208.21
323,316,185.52
12,246,835.40
Total
313,068,824.75
10,247,360.77
0.00
1,999,474.63
23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.323351%
2.180000%
2.417500%
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE8
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
346
REMIC III
Statement Date:
ABN AMRO Acct: 722071.3
1000.000000000
0.000000000
0.000000000
1000.000000000
115.950831606
0.00
1,087,979.20
115.950831606
N/A
0.000000000
073879HN1
CE
9,383,108.21
9,383,108.21
0.00
0.00
9,383,108.21
1,087,979.20
Total P&I Payment
0.00
1,087,979.20
9,383,108.21
9,383,108.21
1,087,979.20
Total
9,383,108.21
0.00
0.00
1,087,979.20
23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.323351%
2.180000%
2.417500%
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE8
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
346
REMIC IV
Statement Date:
ABN AMRO Acct: 722071.3
1000.000000000
0.000000000
0.000000000
1000.000000000
1625136.200000000
0.00
162,513.62
1625136.200000000
N/A
0.000000000
073879HM3
P
100.00
100.00
0.00
0.00
100.00
162,513.62
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879HR2
R-X
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
162,513.62
100.00
100.00
162,513.62
Total
100.00
0.00
0.00
162,513.62
23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Statement Date:
Cash Reconciliation Summary
Interest Summary
Total Trustee Fees
Available Interest
1,999,474.64
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
217,748.17
24,903.35
10,004,709.25
0.00
0.00
0.00
12,248,290.33
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
323,316,085.55
217,748.17
10,029,612.60
0.00
0.00
0.00
313,068,724.78
2,171
61
0
0
2,110
127,851.77
Extra Principal
Trigger Event
No
0.00
10,247,360.77
Over Collateralization Amt
9,383,108.24
Less Extra Principal
Remittance Interest
0.00
1,999,474.64
0.00
10,029,612.60
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,454.92
2,000,929.56
Total Fees
129,306.69
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.81
0
0.00
1,454.92
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Statement Date:
Cash Reconciliation Summary Fixed 1st Lien
Interest Summary
Total Trustee Fees
Available Interest
323,392.04
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
60,911.61
12,663.61
254,664.96
0.00
0.00
0.00
651,897.57
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
58,967,226.54
60,911.61
267,328.57
0.00
0.00
0.00
58,638,986.36
374
3
0
0
371
24,558.43
Extra Principal
Trigger Event
No
0.00
328,240.18
Over Collateralization Amt
9,383,108.24
Remittance Interest
323,392.04
0.00
267,328.57
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(265.35
323,657.39
Total Fees
24,823.78
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.81
0
0.00
265.35
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Statement Date:
Cash Reconciliation Summary Fixed 2nd Lien
Interest Summary
Total Trustee Fees
Available Interest
85,383.30
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
6,486.89
3,369.26
475,305.20
0.00
0.00
0.00
570,589.70
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
10,010,335.14
6,486.89
478,674.46
0.00
0.00
0.00
9,525,173.79
253
10
0
0
243
3,447.35
Extra Principal
Trigger Event
No
0.00
485,161.35
Over Collateralization Amt
9,383,108.24
Remittance Interest
85,383.30
0.00
478,674.46
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(45.05
85,428.35
Total Fees
3,492.39
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.81
0
0.00
45.05
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Statement Date:
Cash Reconciliation Summary ARM - 228
Interest Summary
Total Trustee Fees
Available Interest
1,080,067.99
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
113,288.26
5,157.69
6,872,145.14
0.00
0.00
0.00
8,071,522.74
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
191,923,220.46
113,288.26
6,877,302.83
0.00
0.00
0.00
184,932,629.37
1,149
33
0
0
1,116
75,487.74
Extra Principal
Trigger Event
No
0.00
6,990,591.09
Over Collateralization Amt
9,383,108.24
Remittance Interest
1,080,067.99
0.00
6,877,302.83
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(863.65
1,080,931.65
Total Fees
76,351.40
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.81
0
0.00
863.65
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Statement Date:
Cash Reconciliation Summary ARM - 327
Interest Summary
Total Trustee Fees
Available Interest
348,117.68
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
37,061.41
3,712.79
2,402,593.95
0.00
0.00
0.00
2,791,766.70
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
62,415,303.41
37,061.41
2,406,306.74
0.00
0.00
0.00
59,971,935.26
395
15
0
0
380
24,358.25
Extra Principal
Trigger Event
No
0.00
2,443,368.15
Over Collateralization Amt
9,383,108.24
Remittance Interest
348,117.68
0.00
2,406,306.74
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(280.87
348,398.55
Total Fees
24,639.12
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.81
0
0.00
280.87
LPMI Fees
0.00
0.00
0.00
0.00
0.00

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Deposits
from YM
Agreement
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Current Basis
Risk Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Remaining Basis
Risk Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
0.00
A
31
559,818.62
559,818.62
Act/360
0.00
0.00
559,818.62
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
CE
30
1,087,979.20
1,087,979.20
30/360
0.00
1,087,979.20
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-1
31
49,406.61
49,406.61
Act/360
0.00
0.00
49,406.61
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-2
31
51,205.40
51,205.40
Act/360
0.00
0.00
51,205.40
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-3
31
15,494.04
15,494.04
Act/360
0.00
0.00
15,494.04
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-4
31
15,875.13
15,875.13
Act/360
0.00
0.00
15,875.13
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-5
31
14,717.35
14,717.35
Act/360
0.00
0.00
14,717.35
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-6
31
13,929.88
13,929.88
Act/360
0.00
0.00
13,929.88
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-7A
31
14,267.39
14,267.39
Act/360
0.00
0.00
14,267.39
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
M-7B
31
14,267.39
14,267.39
Act/360
0.00
0.00
14,267.39
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
P
30
162,513.62
162,513.62
30/360
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
0.00
0.00
1,087,979.20
0.00
748,981.81
1,999,474.63
1,999,474.63
0.00
0.00
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Bond Principal Reconciliation
Credit Support
Original
Current(4)
ABN AMRO
LaSalle Bank
N.A.
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
A
18.42%
19.75%
9/25/2034
243,702,616.54
0.00
0.00
253,949,977.31
265,736,000.00
217,748.17
0.00
0.00
0.00
10,029,612.60
M-1
12.19%
13.08%
9/25/2034
20,274,000.00
0.00
0.00
20,274,000.00
20,274,000.00
0.00
0.00
0.00
0.00
0.00
M-2
6.79%
7.28%
9/25/2034
17,593,000.00
0.00
0.00
17,593,000.00
17,593,000.00
0.00
0.00
0.00
0.00
0.00
M-3
5.25%
5.63%
9/25/2034
5,026,000.00
0.00
0.00
5,026,000.00
5,026,000.00
0.00
0.00
0.00
0.00
0.00
M-4
3.81%
4.08%
9/25/2034
4,691,000.00
0.00
0.00
4,691,000.00
4,691,000.00
0.00
0.00
0.00
0.00
0.00
M-5
2.52%
2.70%
9/25/2034
4,189,000.00
0.00
0.00
4,189,000.00
4,189,000.00
0.00
0.00
0.00
0.00
0.00
M-6
1.65%
1.77%
9/25/2034
2,848,000.00
0.00
0.00
2,848,000.00
2,848,000.00
0.00
0.00
0.00
0.00
0.00
M-7A
0.82%
0.88%
9/25/2034
2,681,000.00
0.00
0.00
2,681,000.00
2,681,000.00
0.00
0.00
0.00
0.00
0.00
M-7B
0.00%
0.00%
9/25/2034
2,681,000.00
0.00
0.00
2,681,000.00
2,681,000.00
0.00
0.00
0.00
0.00
0.00
CE
NA
NA
9/25/2034
9,383,108.21
0.00
0.00
9,383,108.21
9,383,108.21
0.00
0.00
0.00
0.00
0.00
P
NA
NA
9/25/2034
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
323,316,185.52
0.00
9/25/2034
0.00
0.00
217,748.17
0.00
10,029,612.60
0.00
335,102,208.21
313,068,824.75
23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
162,513.62
162,513.62
Total Excess Allocated to the Bonds
162,513.62
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
162,513.62
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-I
073879HP6
NR
NR
NR
A
073879HD3
NR
Aaa
AAA
M-1
073879HE1
NR
Aa2
AA+
M-2
073879HF8
NR
A2
AA
M-3
073879HG6
NR
A3
A+
M-4
073879HH4
NR
Baa1
A
M-5
073879HJ0
NR
Baa2
A-
M-6
073879HK7
NR
Baa3
BBB+
M-7A
073879HL5
NR
Ba2
BBB-
M-7B
073879HW1
NR
Ba2
BBB-
R-II
073879HQ4
NR
NR
NR
CE
073879HN1
NR
NR
NR
R-III
9ABSS360
NR
NR
NR
P
073879HM3
NR
NR
NR
R-X
073879HR2
NR
NR
NR

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
3.51%
3.78%
0.62%
0.65%
8
0.38%
746,614
0.24%
0.33%
0.33%
0.00%
0.00%
27-Dec-04
74
11,832,411
13
2,041,836
7
1,042,767
0
0
2,008
297,405,096
95.17%
95.00%
2.53%
2.48%
0.78%
0.61%
0
0.00%
0
0.00%
0.09%
0.14%
0.00%
0.00%
26-Nov-04
55
8,017,277
17
1,971,909
2
466,189
0
0
2,097
312,860,710
96.59%
96.77%
2.13%
2.02%
0.14%
0.15%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-04
47
6,693,963
3
498,287
0
0
0
0
2,155
323,545,505
97.73%
97.83%

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed 1st Lien
1.35%
1.27%
0.54%
0.46%
2
0.54%
221,003
0.38%
0.27%
0.16%
0.00%
0.00%
27-Dec-04
5
742,025
2
268,864
1
93,898
0
0
361
57,313,197
97.30%
97.74%
0.80%
1.03%
0.53%
0.43%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Nov-04
3
607,563
2
253,342
0
0
0
0
369
58,106,322
98.66%
98.54%
1.06%
1.02%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-04
4
606,017
0
0
0
0
0
0
372
58,905,118
98.94%
98.98%

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed 2nd Lien
2.88%
3.31%
0.41%
0.21%
4
1.65%
175,006
1.84%
0.00%
0.00%
0.00%
0.00%
27-Dec-04
7
315,270
1
20,388
0
0
0
0
231
9,014,510
95.06%
94.64%
1.58%
1.57%
2.37%
2.90%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Nov-04
4
157,135
6
290,379
0
0
0
0
243
9,562,821
96.05%
95.53%
3.53%
3.87%
0.39%
0.32%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-04
9
391,180
1
32,148
0
0
0
0
245
9,688,013
96.08%
95.81%

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
ARM - 228
4.03%
4.51%
0.81%
0.92%
2
0.18%
350,606
0.19%
0.36%
0.26%
0.00%
0.00%
27-Dec-04
45
8,343,415
9
1,700,611
4
483,048
0
0
1,056
174,054,950
94.62%
94.12%
3.39%
3.15%
0.78%
0.74%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Nov-04
39
6,052,890
9
1,428,189
0
0
0
0
1,101
184,442,142
95.82%
96.10%
2.23%
2.35%
0.09%
0.07%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-04
26
4,605,579
1
130,400
0
0
0
0
1,139
191,203,258
97.68%
97.58%

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
ARM - 327
4.47%
4.05%
0.26%
0.09%
0
0.00%
0
0.00%
0.53%
0.78%
0.00%
0.00%
27-Dec-04
17
2,431,701
1
51,974
2
465,821
0
0
360
57,022,440
94.74%
95.08%
2.28%
1.92%
0.00%
0.00%
0
0.00%
0
0.00%
0.51%
0.75%
0.00%
0.00%
26-Nov-04
9
1,199,689
0
0
2
466,189
0
0
384
60,749,425
97.22%
97.33%
1.96%
1.67%
0.25%
0.52%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Oct-04
8
1,091,188
1
335,739
0
0
0
0
399
63,749,117
97.79%
97.81%

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-04
0
0
0
0
0
0
0
0
7
1,042,767
0
0
0.00%
0.00%
0.00%
0.00%
0.33%
0.33%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.05%
0.05%
0
0
1
168,650
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Nov-04
0
0
0
0
0
0
0
0
2
466,189
0
0
0.00%
0.00%
0.00%
0.00%
0.09%
0.14%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.09%
0.12%
0
0
2
390,830
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.09%
0.12%
0
0
2
391,093
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-04
0
0
0
0
0
0
0
0
1
93,898
0
0
0.00%
0.00%
0.00%
0.00%
0.27%
0.16%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - ARM - 228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-04
0
0
0
0
0
0
0
0
4
483,048
0
0
0.00%
0.00%
0.00%
0.00%
0.36%
0.26%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.09%
0.12%
0
0
1
222,108
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.09%
0.11%
0
0
1
222,301
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - ARM - 327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-04
0
0
0
0
0
0
0
0
2
465,821
0
0
0.00%
0.00%
0.00%
0.00%
0.53%
0.78%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.26%
0.28%
0
0
1
168,650
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Nov-04
0
0
0
0
0
0
0
0
2
466,189
0
0
0.00%
0.00%
0.00%
0.00%
0.51%
0.75%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.25%
0.27%
0
0
1
168,721
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.25%
0.26%
0
0
1
168,792
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
27-Dec-04
2,110
94.66%
313,068,725
93.42%
2.81%
3.09%
0
0.00%
0
0.00%
346
7.32%
6.82%
61
10,004,709
0.00
0.00
0.00
0.00
26-Nov-04
2,171
97.40%
323,316,086
96.48%
1.54%
2.17%
0
0.00%
0
0.00%
347
7.32%
6.82%
34
7,189,373
0.00
0.00
0.00
0.00
25-Oct-04
2,205
98.92%
330,737,756
98.70%
1.08%
1.23%
0
0.00%
0
0.00%
348
7.32%
6.82%
24
4,123,134
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed 1st Lien
27-Dec-04
371
16.64%
58,638,986
17.50%
0.80%
0.43%
0
0.00%
0
0.00%
336
7.09%
6.58%
3
254,665
0.00
0.00
0.00
0.00
26-Nov-04
374
16.78%
58,967,227
17.60%
0.53%
0.81%
0
0.00%
0
0.00%
337
7.09%
6.58%
2
481,859
0.00
0.00
0.00
0.00
25-Oct-04
376
16.87%
59,511,135
17.76%
0.53%
0.92%
0
0.00%
0
0.00%
338
7.09%
6.58%
2
554,119
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed 2nd Lien
27-Dec-04
243
10.90%
9,525,174
2.84%
3.95%
4.75%
0
0.00%
0
0.00%
220
10.74%
10.24%
10
475,305
0.00
0.00
0.00
0.00
26-Nov-04
253
11.35%
10,010,335
2.99%
0.78%
0.90%
0
0.00%
0
0.00%
220
10.73%
10.23%
2
91,119
0.00
0.00
0.00
0.00
25-Oct-04
255
11.44%
10,111,340
3.02%
1.16%
1.59%
0
0.00%
0
0.00%
221
10.72%
10.22%
3
163,212
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
ARM - 228
27-Dec-04
1,116
50.07%
184,932,629
55.19%
2.87%
3.58%
0
0.00%
0
0.00%
354
7.26%
6.75%
33
6,872,145
0.00
0.00
0.00
0.00
26-Nov-04
1,149
51.55%
191,923,220
57.27%
1.46%
1.99%
0
0.00%
0
0.00%
355
7.25%
6.75%
17
3,894,962
0.00
0.00
0.00
0.00
25-Oct-04
1,166
52.31%
195,939,237
58.47%
0.93%
1.02%
0
0.00%
0
0.00%
356
7.25%
6.75%
11
2,014,530
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
ARM - 327
27-Dec-04
380
17.05%
59,971,935
17.90%
3.80%
3.85%
0
0.00%
0
0.00%
353
7.20%
6.69%
15
2,402,594
0.00
0.00
0.00
0.00
26-Nov-04
395
17.72%
62,415,303
18.63%
3.19%
4.18%
0
0.00%
0
0.00%
354
7.22%
6.71%
13
2,721,433
0.00
0.00
0.00
0.00
25-Oct-04
408
18.30%
65,176,044
19.45%
1.92%
2.09%
0
0.00%
0
0.00%
355
7.21%
6.71%
8
1,391,273
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-HE8
ABN AMRO Acct: 722071.3
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
23-Dec-2004 - 08:39 (S347-S361) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..